                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                              Schroder Series Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                SCHRODER SERIES TRUST
                                  787 SEVENTH AVENUE
                               NEW YORK, NEW YORK 10019




                                                             November 7, 1997


DEAR SHAREHOLDER:

    You are cordially invited to attend the Meeting of Shareholders of Schroder Series Trust to be held on Monday, December 8, 1997, at 3:30 p.m., Eastern time, at the offices of the Trust at 787 Seventh Avenue, New York, New York. At the Meeting, shareholders will be asked to vote on the election of Trustees of the Trust.

    Although the Trustees would like very much to have each shareholder attend the Meeting, they realize that this is not possible. Whether or not you plan to be present at the Meeting, your vote is needed. PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

    We look forward to seeing you at the Meeting or receiving your proxy so your shares may be voted at the Meeting.


                                       Sincerely yours,

                                       /s/ Ashbel C. Williams

                                       Ashbel C. Williams, Jr.
                                       President

SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO AS TO BE REPRESENTED AT THE MEETING.

                           SCHRODER SERIES TRUST



                      ---------------------------

                   NOTICE OF MEETING OF SHAREHOLDERS

                      ---------------------------



    A Meeting of Shareholders of Schroder Series Trust (the "Trust") will be held at the offices of the Trust at 787 Seventh Avenue, New York, New York, on Monday, December 8, 1997, at 3:30 p.m., Eastern time, for the following purposes:

    1.   To elect Trustees of the Trust.

    2. To consider and act upon such other matters as may properly come before the Meeting.

    Shareholders of record as of the close of business on October 13, 1997 are entitled to notice of and to vote at the Meeting.


                                  By order of the Trustees


                                  Alexandra Poe
                                  Clerk



November 7, 1997

                            SCHRODER SERIES TRUST
                              787 SEVENTH AVENUE
                           NEW YORK, NEW YORK 10019



                       ---------------------------

                              PROXY STATEMENT

                       ---------------------------




    THE ENCLOSED PROXY IS SOLICITED BY THE TRUSTEES OF SCHRODER SERIES TRUST (THE "TRUST") FOR USE AT THE MEETING OF SHAREHOLDERS OF THE TRUST TO BE HELD ON DECEMBER 8, 1997, AT 3:30 P.M., EASTERN TIME, AT THE OFFICES OF THE TRUST AT 787 SEVENTH AVENUE, NEW YORK, NEW YORK, AND AT ANY ADJOURNMENT THEREOF. Shareholders of record as of the close of business on October 13, 1997 (the "Record Date") are entitled to vote at the Meeting or any adjourned session. These proxy materials are first being made available to shareholders on or about November 7, 1997.

    Shares represented by duly executed proxies will be voted in accordance with the specification made. If no specification is made, shares will be voted in accordance with the recommendation of the Trustees. You may revoke a proxy at any time before it is exercised, by sending or delivering a written revocation to the Clerk of the Trust (which will be effective when it is received by the Clerk), by properly executing a later-dated proxy, or by attending the Meeting, requesting return of your proxy, and voting in person.


    COPIES OF THE MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ISSUED BY THE TRUST MAY BE OBTAINED WITHOUT CHARGE. FOR COPIES, PLEASE CALL THE TRUST AT 1-800-464-3108 OR WRITE THE TRUST AT 787 SEVENTH AVENUE, NEW YORK, NEW YORK 10019.

                          I. ELECTION OF TRUSTEES

    The Trustees of the Trust have fixed the number of Trustees at eight and are proposing that shareholders elect the HON. DAVID N. DINKINS, MESSRS. PETER E. GUERNSEY, JOHN I. HOWELL, PETER S. KNIGHT, CLARENCE F. MICHALIS, HERMANN C. SCHWAB, and MARK J. SMITH, and MS. SHARON L. HAUGH to serve as Trustees of the Trust. Messrs. Dinkins, Howell, and Knight currently serve as Trustees of the Trust. Information as to each of the nominees is provided below. Ms. Madelon DeVoe Talley, who had served as a Trustee of the Trust since June 25, 1996, died in July 1997. Mr. David Gibson, who has served as a Trustee of the Trust since February 1997, has notified the Trust of his intention to resign his position as Trustee as of the time of the Meeting.

    Each of the nominees for election, other than Messrs. Dinkins and Knight and Ms. Haugh, currently serves as a Trustee of Schroder Capital Funds, Schroder Capital Funds II, and Schroder Capital Funds (Delaware), the other open-end investment companies in the Schroder complex. The Trustees of each of those investment companies have nominated Messrs. Dinkins and Knight and Ms. Haugh to serve as Trustees of those investment companies. If each of the nominees for Trustee of the Trust and of each of those investment companies is elected by shareholders, the same individuals would then serve as Trustees of each of those investment companies.

    None of the nominees for election as Trustee, other than Mr. Smith and Ms. Haugh, is an "interested person" of the Trust, of Schroder Capital Management Inc., the Trust's investment adviser ("Schroder"), or of Schroder Fund Advisors Inc., the Trust's principal underwriter. Mr. Smith and Ms. Haugh are interested persons by virtue of their positions with Schroder and its affiliates, as is Mr. Gibson.

    The following table presents information about each of the nominees for election as Trustee of the Trust, and about each of the executive officers of the Trust. Each of the nominees for Trustee has agreed to serve if elected. However, if any of them declines or becomes unavailable for election, the proxy confers discretionary power on the persons named as proxy therein to vote in favor of substitute nominees. Each of the persons named as an officer has been elected to the indicated office by the Trustees and serves at the pleasure of the Trustees. Each such officer's principal occupation is as an employee or officer of Schroder or its affiliates. Each officer's principal occupation for the past five years is listed; similar prior positions within the same company are omitted.

                            TRUSTEES AND OFFICERS

NAME, POSITION WITH TRUST;
PRINCIPAL OCCUPATION;
BUSINESS EXPERIENCE DURING                                       TRUSTEE OR
THE PAST FIVE YEARS                                   AGE       OFFICER SINCE
---------------------------                           ---       --------------
TRUSTEES

David N. Dinkins                                      69            1994
  Trustee of the Trust.  Professor, Columbia
  University School of International and
  Public Affairs; Director, American Stock
  Exchange; Carver Federal Savings Bank;
  Transderm Laboratories Corporation; The
  Cosmetic Center, Inc. Formerly, Mayor, City of New York.

John I. Howell                                        80            1996
  Trustee of the Trust.  Trustee, Schroder
  Capital Funds, Schroder Capital Funds II, and Schroder Capital Funds (Delaware);
  Director, Schroder Asian Growth Fund, Inc.;
  American International Life Assurance
  Company of New York; private consultant
  since 1987.

Peter S. Knight                                       46            1993
  Trustee of the Trust.  Partner, Wunder,
  Knight, Levine, Thelen & Forcey; Director,
  Comsat Corp.; Medicis Pharmaceutical Corp.;
  Whitman Education Group Inc.  Formerly,
  Campaign Manager, Clinton/Gore '96.

NAME, POSITION WITH TRUST;
PRINCIPAL OCCUPATION;
BUSINESS EXPERIENCE DURING                                       TRUSTEE OR
THE PAST FIVE YEARS                                   AGE       OFFICER SINCE
---------------------------                           ---       --------------

Peter E. Guernsey                                     76             --
  Trustee of Schroder Capital Funds, Schroder
  Capital Funds II, and Schroder Capital Funds
  (Delaware); Director, Schroder Asian Growth
  Fund, Inc. Formerly, Senior Vice President,
  Marsh & McLennan, Inc.

Sharon L. Haugh*                                      50             --
  Chairman, Schroder Capital Management Inc.;
  Executive Vice President and Executive
  Director, Schroder Capital Management
  International Inc.; Chairman and Director,
  Schroder Fund Advisors Inc.

Clarence F. Michalis                                  75             --
  Trustee of Schroder Capital Funds, Schroder
  Capital Funds II, and Schroder Capital Funds
  (Delaware); Chairman of the Board of
  Directors, Josiah Macy, Jr. Foundation.

Hermann C. Schwab                                     77             --
  Trustee of Schroder Capital Funds, Schroder
  Capital Funds II, and Schroder Capital Funds
  (Delaware); Trustee, St. Luke's/Roosevelt
  Hospital Center.  Formerly, consultant to
  Schroder Capital Management International Inc.

NAME, POSITION WITH TRUST;
PRINCIPAL OCCUPATION;
BUSINESS EXPERIENCE DURING                                       TRUSTEE OR
THE PAST FIVE YEARS                                   AGE       OFFICER SINCE
---------------------------                           ---       --------------

Mark J. Smith*                                        36             --
  Vice President of the Trust.  Director and
  First Vice President, Schroder Capital
  Management Inc. and Schroder Capital
  Management International Inc.; Director,
  Schroder Investment Management Ltd.;
  Director, Schroder Fund Advisors Inc.;
  Trustee, Schroder Capital Funds, Schroder
  Capital Funds II, and Schroder Capital Funds
  (Delaware); Vice President, Schroder Asian
  Growth Fund, Inc.; Director, Schroder
  Japanese Warrant Fund Ltd.

__________________
* Each of Ms. Haugh and Mr. Smith is an "interested person", as defined in the Investment Company Act of 1940, as amended, of the Trust, Schroder, and Schroder Fund Advisors Inc. by virtue of her or his positions with Schroder and its affiliates.

NAME, POSITION WITH TRUST;
PRINCIPAL OCCUPATION;
BUSINESS EXPERIENCE DURING                                       TRUSTEE OR
THE PAST FIVE YEARS                                   AGE       OFFICER SINCE
---------------------------                           ---       --------------
OFFICERS

Ashbel C. Williams, Jr.,                              42            1995
  President of the Trust.  President, Schroder
  Capital Management Inc.  Formerly, Executive
  Director, Florida State Board of
  Administration.

David Gibson                                          37            1995
  Trustee and Vice President of the Trust.
  Director, Schroder Capital Management Inc.;
  Director and Senior Vice President, Schroder
  Capital Management International Inc.;
  Director, Schroder Investment Management Ltd.

Catherine A. Mazza                                    37            1995
  Vice President of the Trust.  First Vice
  President, Schroder Capital Management
  International Inc.; President, Schroder Fund
  Advisors Inc.; Vice President, Schroder
  Capital Funds, Schroder Capital Funds II, and Schroder Capital Funds (Delaware).
  Formerly, Vice President, Alliance Capital
  Management L.P.

Mark J. Smith                                         36            1995
  See above.

NAME, POSITION WITH TRUST;
PRINCIPAL OCCUPATION;
BUSINESS EXPERIENCE DURING                                       TRUSTEE OR
THE PAST FIVE YEARS                                   AGE       OFFICER SINCE
---------------------------                           ---       --------------

Jane P. Lucas                                         36            1995
  Vice President of the Trust.  Director,
  Schroder Capital Management Inc.; Director and Senior Vice President, Schroder Capital
  Management International Inc.; Assistant
  Director, Schroder Investment Management Ltd.

Alexandra Poe                                         37            1996
  Clerk of the Trust. Vice President, Schroder
  Capital Management International Inc.;
  Senior Vice President, Secretary, and Fund
  Counsel, Schroder Fund Advisors Inc.; Vice
  President and Secretary, Schroder Capital
  Funds, Schroder Capital Funds II, and
  Schroder Capital Funds (Delaware); Assistant
  Secretary, Schroder Asian Growth Fund, Inc.
  Formerly, Attorney, Gordon, Altman,
  Butowsky, Weitzen, Shalov & Wein; Vice
  President and Counsel, Citibank, N.A.

NAME, POSITION WITH TRUST;
PRINCIPAL OCCUPATION;
BUSINESS EXPERIENCE DURING                                       TRUSTEE OR
THE PAST FIVE YEARS                                   AGE       OFFICER SINCE
---------------------------                           ---       --------------

Fergal Cassidy                                        28            1997
  Assistant Treasurer and Principal Financial and Accounting Officer of the Trust. Acting
  Controller and Assistant Vice President,
  Schroder Capital Management Inc. and
  Schroder Capital Management International
  Inc.; Treasurer and Chief Financial Officer,
  Schroder Fund Advisors Inc.  Formerly,
  Senior Accountant, Concurrency Management Corp.


    The business address of each Trustee and officer of the Trust and of each nominee is 787 Seventh Avenue, New York, New York 10019. The Trust pays no compensation to its officers.

    The term of office of each person elected as a Trustee will be until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until his or her successor is elected and qualified. The Trust's Agreement and Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"), (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office has been elected by shareholders and (ii) if, as a result of a vacancy among the Trustees, fewer than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by vote of the holders of two-thirds of the outstanding shares of the Trust at a meeting called for the purpose.

    The table below shows the shares of the Trust held as of September 30, 1997 by (i) each nominee and current Trustee of the Trust and the President of the Trust and (ii) all Trustees and officers of the Trust as a group. Unless otherwise noted, each of the shareholders named below has to the knowledge of the Trust sole investment power and sole voting power with respect to the shares of the Trust beneficially owned.

                                  OWNERSHIP OF
                                  SHARES OF THE                    PERCENT
TRUSTEES AND NOMINEES          TRUST AS OF 10/13/97               OF SHARES
---------------------          --------------------               ----------
David N. Dinkins. . . . . . .      2,339.247(1)                       *
Peter S. Knight . . . . . . .     12,437.269(2)                       *
Peter E. Guernsey . . . . . .           --                           --
Sharon L. Haugh . . . . . . .           --                           --
John I. Howell. . . . . . . .           --                           --
Clarence F. Michalis. . . . .           --                           --
Hermann C. Schwab . . . . . .           --                           --
Mark J. Smith . . . . . . . .           --                           --
Ashbel C. Williams, Jr. . . .           --                           --
All Trustees and officers
  as a group (14 persons). .      14,776.516(3)                       *
_______________
*   Less than 1%
(1) Includes 964.703 shares of the Large Capitalization Equity Fund, 1,052.836 shares of the Investment Grade Income Fund, and 321.708 shares of the Short-Term Investment Fund.
(2) Includes 7,721.761 shares of the Large Capitalization Equity Fund and 4,715.508 shares of the Small Capitalization Value Fund.
(3) Includes 8,686.464 shares of the Large Capitalization Equity Fund, 4,715.508 shares of the Small Capitalization Value Fund, 1,052.836 shares of the Investment Grade Income Fund, and 321.708 shares of the Short-Term Investment Fund.

    In the fiscal year of the Trust ended October 31, 1997, the Trustees of the Trust met five times. Each of the Trustees attended all of the meetings. Each Trustee who is not an officer or employee of Schroder or its affiliates received during the year an annual fee of $5,000 from the Trust, and an additional fee of $1,500 for each Trustees' meeting attended. The Trust pays no compensation to its officers or to Trustees who are affiliated with Schroder. There are no audit, nominating, or compensation committees of the Trustees.

    The Trust paid Trustees' fees aggregating $45,750 for the fiscal year ended October 31, 1997. The following table sets forth information regarding compensation paid for the fiscal year ended October 31, 1997 to those Trustees who are not interested persons of the Trust.

                           COMPENSATION TABLE

---------------------------------------------------------------------
       (1)                       (2)                  (3)

                                                TOTAL COMPENSATION
                               AGGREGATE         FROM TRUST AND
     NAME OF                 COMPENSATION       FUND COMPLEX PAID
     TRUSTEE                  FROM TRUST           TO TRUSTEES
---------------------------------------------------------------------

David N. Dinkins                $12,500            $12,500
---------------------------------------------------------------------
John I. Howell*                 $12,500            $27,700
---------------------------------------------------------------------
Peter S. Knight                 $12,500            $12,500
---------------------------------------------------------------------
Madelon DeVoe Talley**           $8,250            $16,000
---------------------------------------------------------------------

* The Total Compensation listed in column (3) for Mr. Howell includes compensation for his services as a Trustee of Schroder Capital Funds ("SCF"), Schroder Capital Funds II ("SCF II"), and Schroder Capital Funds (Delaware) ("SCFD"), and as a Director of Schroder Asian Growth Fund, Inc. ("SAGF"). The Trust, SCF, SCF II, SCFD, and SAGF are considered part of the same "Fund Complex" for this purpose.

** The compensation listed for Ms. DeVoe Talley was for her services as Trustee from October 31, 1996 through her death in July 1997. The Total Compensation listed in column (3) for Ms. DeVoe Talley includes compensation for her services as a Director of SAGF.

    The Trustees of the Trust have approved a change to the way in which the fees payable to the Trustees of the Trust are calculated, to become effective with the fiscal year beginning on November 1, 1997. Fees will be calculated and payable on a complex-wide basis: Trustees will receive an annual fee of $14,000 for their service as Trustees of all of the open-end investment companies in the Schroder complex, plus $500 per meeting attended in person. Members of an audit committee for one or more of the investment companies will receive an additional $1,000. Payment of the annual fees will be allocated among the various investment companies based on their relative net assets. Payment of fees for attendance at meetings of Trustees of more than one investment company will be allocated among the investment companies in question. In any case where the Trustees meet in respect of only one investment company, the meeting fees for that meeting will be paid only by that investment company.

    The Trust's Agreement and Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interest of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

    The following persons are known to the Fund to have owned of record or beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended), as of September 30, 1997, 5% or more of the outstanding shares of the following Funds:


                                     AMOUNT AND
                                     NATURE OF
                                     BENEFICIAL     PERCENTAGE OF    PERCENTAGE OF
SHAREHOLDER                          OWNERSHIP       FUND SHARES      TRUST SHARES
------------                       -------------    --------------   --------------
LARGE CAPITALIZATION EQUITY FUND

Schroder & Co. Inc.                1,941,929.217        61.05%          12.57%
Profit Sharing, Savings
Incentive, and Pension Plans(1)
  787 Seventh Avenue
  New York, NY 10019

Lewco Securities Corp.               465,369.273       14.63%            3.01%
Profit Sharing, Thrift, and
Pension Plans(2)
  34 Exchange Place
  Jersey City, NJ 07311


                                     AMOUNT AND
                                     NATURE OF
                                     BENEFICIAL     PERCENTAGE OF    PERCENTAGE OF
SHAREHOLDER                          OWNERSHIP       FUND SHARES      TRUST SHARES
------------                       -------------    --------------   --------------
SMALL CAPITALIZATION VALUE FUND

Schroder & Co. Inc.                1,235,115.414       22.38%            7.99%
Profit Sharing, Savings
Incentive, and Pension Plans(1)

Lewco Securities Corp.               394,555.188        7.15%            2.55%
Profit Sharing, Thrift, and
Pension Plans(2)

Mac & Co.                            671,869.156       12.17%            4.35%
A/C # 10260713029, Mutual Fund
Operations, Account 2117
  P.O. Box 3198
  Pittsburgh, PA 15280-3198

The Bank of New York,                406,423.470        7.36%            2.63%
Trustee for the benefit of
Tri Valley Growers
  P.O. Box 11010
  New York, NY  10286-1010

The Hillman Foundation Inc.          281,515.771         5.10%           1.82%
  2000 Grant Building
  Pittsburgh, PA  15219


                                     AMOUNT AND
                                     NATURE OF
                                     BENEFICIAL     PERCENTAGE OF    PERCENTAGE OF
SHAREHOLDER                          OWNERSHIP       FUND SHARES      TRUST SHARES
------------                       -------------    --------------   --------------
MIDCAP VALUE FUND

Schroder & Co. Inc.                  335,477.941       34.60%            2.17%
Pension Plan(1)

Lewco Securities Corp.                48,972.000        5.05%            .316%
for the benefit of
A/C # W10-178249-8-01
  34 Exchange Place
  Jersey City, NJ 07311

Schroders Incorporated               200,000.000       20.63%            1.29%
Seed Account
  787 Seventh Avenue
  New York, NY 10019

INVESTMENT GRADE INCOME FUND

Schroder & Co. Inc.                1,748,277.946       64.32%           11.31%
Profit Sharing, Savings
Incentive, and Pension Plans(1)

Lewco Securities Corp.               515,989.601       18.98%            3.34%
Profit Sharing, Thrift, and
Pension Plans(2)


                                     AMOUNT AND
                                     NATURE OF
                                     BENEFICIAL     PERCENTAGE OF    PERCENTAGE OF
SHAREHOLDER                          OWNERSHIP       FUND SHARES      TRUST SHARES
------------                       -------------    --------------   --------------
SHORT-TERM INVESTMENT FUND

Schroder & Co. Inc.                2,465,778.760       80.54%           15.96%
Profit Sharing, Savings
Incentive, and Pension Plans(1)

Lewco Securities Corp.               395,059.173       12.90%            2.56%
Profit Sharing Thrift, and
Pension Plans(2)

___________________

(1) Certain of the directors, officers, and employees of Schroder and Schroder Fund Advisors Inc. and their affiliates, and certain of the officers of the Trust, are participants in one or more of the Plans. The Trust has been advised by the Plans that the Plans' investment committee is authorized to vote as to the election of Trustees at the Meeting without soliciting instructions from Plan participants, and that each of the persons entitled to direct the manner in which the Plans will vote in respect of such election is a director, officer, or employee of Schroder & Co. Inc., an affiliate of Schroder and Schroder Fund Advisors Inc.

(2) Schroder & Co. Inc. owns 80% of the outstanding voting securities of Lewco Securities Corp. The Trust has been advised by the Plans that the administrators of the Plans are authorized to vote as to the election of Trustees at the Meeting without soliciting instructions from Plan participants, and that each of the persons entitled to direct the manner in which the Plans will vote in respect of such election is a director, officer, or employee of Lewco Securities Corp. or its affiliates.

    As of the Record Date, there were outstanding 15,452,003.011 shares of the Trust, including 3,181,007.221 shares of the Large Capitalization Equity Fund, 5,521,674.397 shares of the Small Capitalization Value Fund, 969,615.705 shares of the MidCap Value Fund, 2,718,258.354 shares of the Investment Grade Income Fund, and 3,061,447.334 shares of the Short-Term Investment Fund. Each share is entitled to one vote, with fractional shares voting proportionally.

    The address of Schroder and of Schroder Fund Advisors Inc., the Fund's principal underwriter, is 787 Seventh Avenue, New York, New York 10019. The address of State Street Bank and Trust Company, the Trust's administrator, is 225 Franklin Street, Boston, Massachusetts 02110.

    THE TRUSTEES UNANIMOUSLY RECOMMEND ELECTION OF EACH NOMINEE FOR TRUSTEE LISTED ABOVE.

    REQUIRED VOTE. The candidates receiving the affirmative vote of a plurality of the votes cast at the Meeting, if a quorum is present, shall be elected. Shares of all Funds shall vote together as a single class in respect of the election of Trustees. Thirty percent (30%) of the shares entitled to vote at the Meeting shall constitute a quorum for purposes of the election of Trustees.


                               II.  MISCELLANEOUS

    OTHER BUSINESS. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Trustees' intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxy in the enclosed form of proxy.

    PRINCIPAL UNDERWRITER. Schroder Fund Advisors Inc. is the principal underwriter of the Trust's shares.

    SOLICITATION OF PROXIES. In addition to the solicitation of proxies by mail, Trustees of the Trust and employees of Schroder or its affiliates may solicit proxies in person or by telephone. The cost of the solicitation, other than by those employees, will be borne by the Trust.

    ADJOURNMENT. In the event that sufficient votes in favor of the election of each nominee for Trustee are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time after the date set for the original Meeting to permit further solicitation of proxies with respect to the election of such nominee. In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on the election of one or more nominees, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time in order to defer action on such election as they deem advisable. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned, as required by the Trust's Agreement and Declaration of Trust and Bylaws. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the election of any nominee. They will vote against any such adjournment all proxies which withhold authority to vote for all of the nominees. The costs of any such additional solicitation and of any adjourned session will be borne by the Trust.

    TABULATION OF VOTES. Votes cast by proxy or in person at the Meeting will be counted by one or more persons appointed by the President to act as tellers for the Meeting. The tellers will count the total number of votes cast "for" the election of any nominee for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that withhold authority to vote or that reflect abstentions or "broker non-votes" (I.E., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees, neither abstentions nor broker non-votes will have any effect on the outcome of the proposal.

    DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. The Trust's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such a meeting in 1998. Shareholder proposals for inclusion in the Trust's proxy statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to any such meeting.

                              SCHRODER SERIES TRUST

                             PROXY SOLICITED BY TRUSTEES

               PROXY FOR MEETING OF SHAREHOLDERS -- DECEMBER 8, 1997

The undersigned hereby appoints Catherine A. Mazza, Alexandra Poe, and Barbara Gottlieb, and each of them, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of Schroder Series Trust (the "Trust") on Monday, December 8, 1997, at 3:30 p.m., Eastern time, and at any adjournments thereof, all of the shares of the Trust which the undersigned would be entitled to vote if personally present.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?                        DO YOU HAVE ANY COMMENTS?

----------------------------                     ----------------------------

----------------------------                     ----------------------------

----------------------------                     ----------------------------

SCHRODER SERIES TRUST                / /  PLEASE MARK VOTE AS IN THIS EXAMPLE

IF YOU COMPLETE AND SIGN THE PROXY, IT WILL BE VOTED AS YOU INSTRUCT. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR ELECTING TRUSTEES AS SET FORTH IN THE PROXY STATEMENT. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND, IF ANY NOMINEE FOR TRUSTEE DECLINES OR BECOMES UNAVAILABLE FOR ELECTION, TO VOTE FOR A SUBSTITUTE NOMINEE. The Trustees recommend a vote FOR the election of each of the nominees named below.


1. To elect the following named persons to serve as Trustees of the Trust, each to hold office in accordance with the Agreement and Declaration of Trust and By-laws:

         DAVID N. DINKINS, PETER E. GUERNSEY, SHARON L. HAUGH, JOHN
         I. HOWELL, PETER S. KNIGHT, CLARENCE F. MICHALIS, HERMANN
         C. SCHWAB AND MARK J. SMITH

                 FOR ALL        WITHHOLD          FOR
                 NOMINEES       AS TO ALL      ALL EXCEPT
                  / /              / /            / /

         TO REFRAIN FROM VOTING FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THAT NOMINEE'S NAME ABOVE.

         NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON
         THIS CARD. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE, GUARDIAN OR AS CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME AND INDICATE THE SIGNER'S OFFICE. IF A PARTNER, SIGN IN THE PARTNERSHIP NAME.

Please be sure to sign and date this proxy.

Shareholder sign here_________________    Co-owner sign here___________________

Date__________________________________

RECORD DATE SHARES:                       Mark box at right if an address   / /
                                          change or comment has been noted on
                                          the reverse side of this card.

If you own shares of more than one Fund, you will receive in the mail a separate proxy statement and proxy card for each Fund. You should sign and return a proxy card for EACH FUND of which you are a shareholder. FOR EXAMPLE, IF YOU OWN SHARES OF THE SCHRODER SMALL CAPITALIZATION VALUE FUND AND SHARES OF THE SCHRODER MIDCAP VALUE FUND, YOU SHOULD SIGN AND RETURN A SEPARATE PROXY CARD FOR EACH OF THOSE FUNDS.